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                                                               EXHIBIT 10.9(B)


                          SECOND AMENDED AND RESTATED
                        MITCHELL FAMILY PLEDGE AGREEMENT

        THIS SECOND AMENDED AND RESTATED MITCHELL FAMILY PLEDGE AGREEMENT (this "Agreement"), dated as of February 12, 1998, is executed by CINEMARK, USA, INC., a Texas corporation (the "Company") and the undersigned pledgors (each a "Pledgor" and collectively, the "Pledgors") for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as agent (in such capacity herein called the "Administrative Agent") for itself and each Bank (as hereinafter defined) in its capacity as a lender under the Credit Agreement referred to below and as a counterparty under any Swap Contract (the Administrative Agent and each Bank in such capacities are referred to herein collectively as the "Secured Parties"), and amends and restates the Pledge Agreement dated as of February 14, 1996 executed by the Pledgors in favor of the Administrative Agent, as amended and restated by that certain First Amended and Restated Mitchell Family Pledge Agreement dated as of December 12, 1996, as amended.

                                    RECITALS

        A. Concurrently herewith, the Company, the banks signatories thereto (such banks, and other banks from time to time signatory thereto and banks from time to time purchasing a participation in a signatory bank's interest therein, together with any Bank or any Affiliate of any bank in its capacity as a counterparty under any Swap Contract, collectively, the "Banks" and individually a "Bank"), the Administrative Agent, NationsBank of Texas, N.A. as Syndication Agent, and BankBoston, N.A., The Bank of Nova Scotia, CIBC Inc. and Fleet Bank, N.A., as Co-Agents, are entering into a Second Amended and Restated Credit Agreement dated as of even date herewith (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), subject to and upon the condition among others, that the Pledgors execute this Agreement in favor of the Secured Parties. The Credit Agreement amends and restates the Existing Credit Facility.

        B. From time to time a Bank, in its capacity as a counterparty, may enter into one or more Swap Contracts with the Company, and the parties hereto desire that the obligations of the Company under any Such Swap Contracts be secured hereby.

        C. It is a condition precedent to the making of the Credit Extensions by the Banks under the Credit Agreement that the Pledgors shall have granted the security interest contemplated by this Agreement and the Secured Parties are relying on the undertakings of the Pledgors and the Company contained herein.

        D. Terms defined and the rules of construction in the Credit Agreement have, unless the context otherwise requires, the same meanings in this Agreement.


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                        MITCHELL FAMILY PLEDGE AGREEMENT
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        NOW, THEREFORE, the parties hereto agree as follows:

        1.  GRANT OF SECURITY INTEREST.

        (a) As security for the payment or performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations to any Secured Party, now existing or hereafter arising, each Pledgor hereby pledges, assigns and transfers to the Administrative Agent for purposes of security and for the equal benefit of the Secured Parties, and hereby grants to the Administrative Agent for the equal benefit of the Secured Parties, a lien on, and security interest in, all of such Pledgor's right, title and interest in, to and under the following, whether now or hereafter existing and whether now owned or hereafter acquired (collectively, the "Collateral"):

                (i) all shares opposite such Pledgor's name, as set forth on
        Schedule 1 (collectively, the "Pledged Shares");

                (ii) all additional shares of stock of the Company from time to time acquired by such Pledgor in any manner;

                (iii) the certificates representing the shares referred to in paragraphs (i) and (ii) above; and

                (iv) all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the shares referred to in paragraphs (i) and (ii) above (all of the foregoing being the "Proceeds"); provided, however, that so long as no Event of Default has occurred and is continuing), each Pledgor may receive free and clear of any security interest under this Agreement any cash dividends paid in respect of the Pledged Shares.

        (b) All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duty executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. If an Event of Default has occurred and is continuing, the Administrative Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in its name or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 6(a). In addition, if an Event of Default has occurred and is continuing, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

        (c) Notwithstanding anything contained in this Agreement to the contrary, and except for the obligation of each Pledgor to deliver the Collateral owned by such Pledgor to the Secured Parties pursuant to the provisions hereof, in no event shall any Pledgor have any personal liability with respect to the Obligations or any obligations, debt or other liabilities that may arise under this Agreement and Secured Parties recourse against such Pledgor shall be limited solely to the Collateral owned by such Pledgor. Pledgor.


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                        MITCHELL FAMILY PLEDGE AGREEMENT
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        2. SECURITY FOR OBLIGATIONS. This Agreement secures, in accordance with the provisions hereof, the payment by the Company of all of the Obligations to any Secured Party under any Loan Document, including under any Swap Contract, and all obligations of the Company and each Pledgor under this Agreement, in each case now existing or hereafter arising. The Collateral shall secure the Obligations owing to the Secured Parties equally and ratably.

        3. REPRESENTATIONS AND WARRANTIES. The Company and each Pledgor severally represents and warrants as to himself or itself as follows:

        (a) The chief place of business and chief executive office of such Pledgor and the office where such Pledgor keeps its records concerning the Collateral (hereinafter, "Records") is located at the address for notices for such Pledgor as provided in Section 19(g).

        (b) The Pledged Shares owned by such Pledgor have been duly authorized and validly issued and are fully paid and nonassessable.

        (c) To the knowledge of Pledgor the Pledged Shares constitute at least the percentage of the issued and outstanding shares of stock or equity interests of the Company as of the Closing Date as disclosed on Schedule 1 attached hereto. There are no existing options, warrants, shareholder agreements, calls or commitments of any character whatsoever relating, to any of the Pledged Shares owned by such Pledgor except as listed on Schedule 3.

        (d) No effective financing statement or other instrument similar in effect covering all or any part of the Collateral owned by such Pledgor is on file in any recording office, except as may have been filed pursuant to this Agreement.

        (e) Such Pledgor is lawfully possessed of ownership of the Collateral owned by such Pledgor which exists on the date hereof, and has full power and lawful authority to grant the Liens in and on the Collateral hereunder.

        (f) This Agreement creates in favor of the Administrative Agent, for the equal benefit of the Secured Parties, a valid and enforceable Lien on the Pledged Shares owned by such Pledgor, subject to no Liens, securing the payment and performance of the Obligations, and all filings and other actions necessary to perfect such Lien with the priority described herein and in Section 5.13(c) of the Credit Agreement have been duly made or taken.

        (g) The Company and any such Pledgor which is a corporation is duly organized and existing under the laws of the state of its incorporation, and is properly licensed and in good standing in, and where necessary to maintain its rights and privileges has complied with the fictitious name statute of, every jurisdiction in which it is doing business, except where the failure to be licensed or be in good standing or comply with any such statute will not have a material adverse effect on the ability of the Company or such Pledgor to perform its obligations hereunder or under any instrument or agreement required hereunder.

        (h) If such Pledgor is a trust (a "Trust"), it is evidenced by those certain trust agreement(s) described on Schedule 4 relating to such Trust, and a true and correct copy of such trust agreement, and all amendments thereto, has been delivered to the Administrative Agent. Such Trust is irrevocable. The trustee of such trust is duly authorized under the terms of such


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                        MITCHELL FAMILY PLEDGE AGREEMENT
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trust agreement to from time to time execute and deliver, reaffirm and/or renew, this Agreement. This Agreement is being executed and delivered for a proper trust purpose.

        (i) The execution, delivery and performance of this Agreement and any instrument or agreement required hereunder are within the corporate or trust power of the Company and such Pledgor, as the case may be, have been duly authorized by, and are not in conflict with the terms of any charter, by-laws, trust instrument or other organization papers, as applicable, of, the Company and such Pledgor.

        (j) No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance or enforcement by the Company or such Pledgor of this Agreement or any instrument or agreement required hereunder, except as may have been obtained and certified copies of which have been delivered to Administrative Agent.

        (k) There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on the Company or such Pledgor, which would be contravened by the execution, delivery, performance or enforcement by the Company or such Pledgor of this Agreement or any instrument or agreement required hereunder.

        (l) This Agreement is a legal, valid and binding agreement of the Company and such Pledgor, enforceable against the Company and such Pledgor in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable, except where enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency; moratorium or other similar laws affecting creditors' rights generally or by the application of general principles of equity.

        (m) There is no action, suit or proceeding pending against, or to the knowledge of the Company or such Pledgor, threatened against or affecting the Company or such Pledgor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Agreement.

        (n) The execution, delivery and performance by the Company and such Pledgor of this Agreement do not and would not be expected to conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company or such Pledgor is a party.

        4. FURTHER ASSURANCES; SUPPLEMENTS.

        (a) The Company and each Pledgor agree that from time to time, at the expense of such Person, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect the Liens granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder. Without limiting the generality of the foregoing, the Company and each Pledgor will execute and deliver to Administrative Agent such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be necessary or desirable,


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                        MITCHELL FAMILY PLEDGE AGREEMENT
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or as the Administrative Agent may reasonably request, in order to perfect and preserve the Liens granted or purported to be granted hereby.

        (b) The Company and each Pledgor hereby authorize the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law.

        (c) The Company or each Pledgor shall pay all filing, registration and recording fees or refiling, re-registration and re-recording fees, and all expenses, incident to its execution and acknowledgement of this Agreement, any agreement supplemental hereto and any instruments of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with its execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.

        (d) Each Pledgor shall warrant and defend title to the Collateral against the claims and demands of all Persons (other than the Secured Parties or any Person claiming by or through any Secured Party) whomsoever.

        (e) Each Pledgor shall, upon obtaining any additional shares of the Company or any other securities constituting Collateral, and the Company shall, when required to do so by Section 18 hereof, cause the owner of such shares of the Company to, promptly deliver to the Administrative Agent a duly executed Pledge Agreement Supplement in substantially the form of Schedule 2 hereto (a "Pledge Agreement Supplement") identifying the additional shares which are being pledged. Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Agreement Supplement to this Agreement and agrees that all shares listed on any Pledge Agreement Supplement delivered to the Administrative Agent shall for all purposes hereunder constitute Collateral. Upon any person pledging shares hereunder, such person shall be deemed a Pledgor hereunder.

        5. COVENANTS OF PLEDGORS AND COMPANY.

        (a) Each Pledgor shall pay, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments and other governmental or non-governmental charges or levies now or hereafter assessed or levied against its Pledged Shares or upon the Liens provided for herein as well as pay, or cause to be paid, all claims for labor, materials or supplies which, if unpaid, might by law become a Lien (other than a Permitted Lien) thereon, and will retain copies of, and, upon request, permit the Administrative Agent or any other Secured Party to examine, receipts showing payment of any of the foregoing; provided, that no Pledgor shall be required to pay any such tax, assessment, charge or levy, the validity of which is being contested in good faith by appropriate proceedings.

        (b) Each Pledgor shall give the Administrative Agent at least 30 days' prior written notice before it changes the location of its chief executive office or the office where it keeps the Records and shall at the expense of such Pledgor execute and deliver such instruments and documents as required to maintain a prior perfected security interest and as reasonably requested by the Administrative Agent. Each Pledgor will hold and preserve all Records and will, upon reasonable request by the Administrative Agent or any Secured party at any time during normal


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                        MITCHELL FAMILY PLEDGE AGREEMENT

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business hours, permit the Administrative Agent or any Secured Party to inspect and make abstracts from such Records.

        (c) No Pledgor shall sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.

        (d) No Pledgor shall create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interest created by this Agreement or the Credit Agreement, and will defend the right, title and interest of the Administrative Agent in and to such Pledgor's rights to the Collateral against the claims and demands of all Persons whatsoever.

        (e) Each Pledgor will, upon becoming aware of such event, notify the Administrative Agent promptly, in reasonable detail, (i) of any material claim made or asserted against the Collateral by any Person; (ii) of any event which could reasonably be expected to have a material adverse effect on the value of the Collateral; (iii) of any event which could reasonably be expected to have a material adverse effect on the ability of the Administrative Agent to dispose of the Collateral or the rights and remedies of the Administrative Agent; and (iv) of the Occurrence of any other event which would have a material adverse effect on the Collateral or on the security interest created hereunder.

        (f) Each Pledgor agrees that it will use its best efforts to cause the Company not to issue any stock or other securities in addition to or in substitution for the Pledged Shares except: (i) to a Pledgor, (ii) any stock options issued to employees of the Company and any shares of capital stock of the Company issuable upon the exercise of such options, and (iii) shares of common stock of the Company not exceeding 15% of the shares of common stock of the Company outstanding on the date of issuance after giving effect to such issuance.

        (g) Each Pledgor which is a trust agrees to immediately notify the Administrative Agent if: (a) its Trust is revoked or terminated; (b) its Trust is amended, in which case such Pledgor agrees to also provide the Administrative Agent with correct copies of the amendment(s); or (c) one or more trustee(s) change, in which case such Pledgor also agrees to provide the Administrative Agent with signature exemplars of any new trustee(s).

        (h) The Company will not issue any Voting Stock except in compliance with Section 18.

        6. VOTING RIGHTS, DIVIDENDS, ETC.

        (a) So long as no Event of Default shall have occurred and be continuing (and, in the case of paragraph (i) below, so long as written notice has not been given by the Administrative Agent to any Pledgor):

                (i) each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any Loan Documents;


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                        MITCHELL FAMILY PLEDGE AGREEMENT
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                (ii) each Pledgor shall be entitled to receive and retain free and clear of any security interest under this Agreement any and all dividends paid in respect of the Collateral, other than any and all:

                        (A) instruments and other property received, receivable
                or otherwise distributed in exchange for, any Collateral,

                        (B) dividends and other distributions paid or payable in
                cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                        (C) cash paid, payable or otherwise distributed in
                redemption of, or in exchange for, any Collateral all of which shall be, and all of which shall be forthwith delivered to the Administrative Agent to hold as, Collateral and shall, if received by each Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of each Pledgor, and be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

                (iii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as each Pledgor may reasonably request for the purpose of enabling each Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

        (b) If an Event of Default has occurred and is continuing:

                (i) All rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease upon written notice thereof from the Administrative Agent, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

                (ii) All rights of each Pledgor to receive the dividends which it would otherwise be authorized to receive and retain pursuant to
        Section 6(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to receive and hold as Collateral such dividends.

                (iii) All dividends which are received by any Pledgor contrary to the provisions of Section 6(a)(ii) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of each Pledgor and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

        (c) In order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(a)(i) above, and to receive all dividends and distributions which it may be entitled to receive under Section 6(a)(ii) above, each


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                        MITCHELL FAMILY PLEDGE AGREEMENT
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Pledgor shall, if necessary, upon written notice from the Administrative
Agent, from time to time during the continuance of an Event of Default execute and deliver to the Administrative Agent appropriate dividend payment orders and other instruments as the Administrative Agent may reasonably request.

        7. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Company and each Pledgor hereby irrevocably appoints the Administrative Agent the Company's and such Pledgor's attorney-in-fact (which appointment as attorney-in-fact shall be coupled with an interest), with full authority to act in the place and stead of the Company and such Pledgor and in the name of the Company and such Pledgor or otherwise, from time to time if an Event of Default has occurred and is continuing or to the extent contemplated by Section 8 hereof in the Administrative Agent's discretion to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, enforce Section 18, endorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, and to file any claims or take any action or institute any proceedings which the Administrative Agent may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of the Assigned Agreements or this Agreement. Notwithstanding the foregoing, the Administrative Agent shall not be obligated to exercise any right or duty as attorney-in-fact, and shall have no duties to the Assignor in connection therewith.

        8. ADMINISTRATIVE AGENT MAY PERFORM.

        (a) If the Company or any Pledgor falls to perform or comply with any of its agreements contained herein, the Administrative Agent may, as provided for by the terms of this Agreement, itself perform or comply, or otherwise cause performance or compliance, with such Agreement. The reasonable expenses of the Administrative Agent incurred in connection with such performance or compliance shall be payable by the Company and each Pledgor to the Administrative Agent and shall constitute Obligations secured hereby; provided, that the payment to the Administrative Agent shall be made solely through the application of proceeds in accordance with Section 9(a) hereof. The Administrative Agent agrees to notify the Company and the Pledgors promptly after incurring any expenses pursuant to this Section 8-1; provided, however, that the failure to provide such notice shall not affect the Administrative Agent's right to reimbursement from the Company and each Pledgor.

        (b) The Administrative Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Except as set forth in the preceding sentence, the Administrative Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or as to any income thereon or as to the preservation of rights against parties or any other rights pertaining thereto.


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                        MITCHELL FAMILY PLEDGE AGREEMENT
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        9. RIGHTS AND REMEDIES.

        (a) If (i) an Event of Default shall have occurred and be continuing and
(ii) any of the Obligations shall have been declared to be, or shall have become, due and payable, then, in addition to any other rights and remedies provided for herein or which may otherwise be available, the Administrative Agent may, without any further demand, advertisement or notice (except as expressly provided for below in this Section 9(a)), exercise all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the "UCC") (whether or not the UCC applies to the affected Collateral), and in addition: (i) may apply the moneys, if any, then held by it as part of the Collateral, for the following purposes and in the following order:

                (1) first, to the payment of (A) all costs and expenses relating to the sale of the Collateral and collection of amounts owing hereunder, including reasonable attorneys' fees and disbursements and the just compensation of the Administrative Agent for services rendered in connection therewith or in connection with any proceeding to sell if a sale is not completed, and (B) all charges, expenses and advances incurred or made by the Administrative Agent in order to protect the Lien of this Agreement or the security afforded hereby, together with interest at the rate specified in Section 2.10(c) of the Credit Agreement;

                (2) second, to the payment in full of all of the Obligations owed to the Secured Parties hereunder or under any Loan Document (to be paid to the Secured Parties in accordance with the aggregate outstanding amounts of such Obligations owed to each Secured Party); and

                (3) third, the balance, if any, shall be paid to each Pledgor or to such other Person as shall be lawfully entitled to receive such surplus (as determined by a court of competent jurisdiction, if such procedure is available under applicable law);

and (ii) if there shall be no such moneys or the moneys so applied shall be insufficient to satisfy in full all Obligations, may sell the Collateral, or any part thereof, as hereinafter provided in this Section 9(a) and otherwise to the fullest extent permitted by law. The Collateral may be sold in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Administrative Agent, at the Administrative Agent's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms as the Administrative Agent shall deem appropriate. The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at a public sale and, to the extent permitted by law, at a private sale and thereafter hold the same, absolutely free from any right or claim of whatsoever kind, and, the obligations of each Pledgor to such purchaser may be applied as a credit against the purchase price. The Administrative Agent, may, in its sole discretion (in the case of Collateral consisting of securities) or if commercially reasonable (in the case of all other Collateral), at any such sale restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any public or private sale the Administrative Agent shall have right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Administrative Agent or any other Secured Party) at any such sale shall


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                        MITCHELL FAMILY PLEDGE AGREEMENT
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hold the Collateral so sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, of each Pledgor, and each Pledgor hereby specifically waives, to the full extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Administrative Agent shall give each Pledgor at least ten days' notice (which each Pledgor agrees is reasonable notification within the meaning of Section 9-504(3) of the UCC) of any such public or private sale. Any public sale shall be held at such time or times within ordinary business hours as the Administrative Agent shall fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels. The Administrative Agent shall not be obligated to make any sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the full selling price is paid by the purchaser thereof, but neither the Administrative Agent nor any other Secured Party shall incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and, in case of any such failure, such Collateral may again be sold pursuant to the provisions hereof.

        (b) Instead of exercising the power of sale provided in Section 9(a) hereof, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose the security interest under this Agreement and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.

        (c) The Administrative Agent as attorney-in-fact pursuant to Section 7 hereof may, in the name and stead of the Company and each Pledgor, make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to Section 9(a) or Section 9(b) hereof, and the Company hereby ratifies and confirms all that the Administrative Agent, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Company and each Pledgor shall, if so requested by the Administrative Agent, ratify and confirm any sale or sales by executing and delivering to the Administrative Agent, or to such purchaser or purchasers, all such instruments as may, in the reasonable judgment of the Administrative Agent, be advisable for the purpose.

        (d) The receipt by the Administrative Agent of the purchase money paid at any sale made by it shall be a sufficient discharge therefor to any purchaser of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or the representatives or assigns of such purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

        (e) The Administrative Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Company and each Pledgor hereby waives, to the full extent permitted by applicable law, any claims against the Administrative Agent and/or any Secured Party arising by


                                     - 10 -
                        MITCHELL FAMILY PLEDGE AGREEMENT
reason of the fact that the price at which the Collateral, or any part thereof, may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Administrative Agent accepts the first offer received which the Administrative Agent in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree. To the fullest extent permitted by law, the Company and each Pledgor shall have the burden of proving that any such sale of the Collateral was conducted in a commercially unreasonable manner.

        (f) Each and every right and remedy of the Administrative Agent shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under the Credit Agreement or now or hereafter existing at law or in equity or by statute.

        (g) The Administrative Agent may participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger, or liquidation of the Company, and in connection therewith deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as deemed proper by the Administrative Agent in connection therewith, and any other money or property received in exchange for the Collateral shall be applied to satisfy the Obligations or held by the Administrative Agent thereafter as Collateral pursuant to the provisions hereof.

        10. SALES OF PLEDGED SHARES.

        (a) If, at any time during the continuance of an Event of Default, the Administrative Agent in its sole discretion determines that in connection with any actual or contemplated exercise of its rights to sell the whole or any part of the Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Collateral pursuant to the Securities Act of 1933, as from time to time amended (or any similar statute then in effect) (the "Securities Act"), the Company shall:

                (i) prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to the Collateral and use its reasonable best efforts to cause such registration statement to become and remain effective;

                (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Collateral covered by such registration statement whenever the Administrative Agent shall desire to sell or otherwise dispose of the Collateral;

                (iii) furnish to the Administrative Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Administrative Agent may request in order to facilitate the public sale or other disposition of the Collateral by the Administrative Agent;


                                     - 11 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

                (iv) use its reasonable best efforts to register or qualify the Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States of America as the Administrative Agent shall request, and do such other reasonable acts and things as may be required of it to enable the Administrative Agent to consummate the public sale or other disposition in such jurisdictions of the Collateral by the Administrative Agent;

                (v) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable an earnings statement which shall satisfy the provisions of the Securities Act; and

                (vi) do or cause to be done all such other acts as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

        (b) The Company and each Pledgor recognizes that, by reason of the aforementioned requirements and certain prohibitions contained in the Securities Act and applicable state securities laws, the Administrative Agent may, at its option, elect not to require the Company and each Pledgor to register all or any part of the Collateral and may therefore be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Company and each Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale conducted in good faith shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay the sale of any of the Pledged Shares for the period of time necessary to permit the Company or any Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company or such Pledgor would agree to do so.

        (c) If the Administrative Agent determines to exercise its right to sell any or all of the Collateral, upon written request, the Company and each Pledgor shall and shall cause, each of its Subsidiaries to, from time to time, furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number of shares and other instruments included in the Collateral which may be sold by the Administrative Agent as exempt transactions under the Securities Act and rules of the SEC thereunder, as the same are from time to time in effect.

        11. CONTINUING ASSIGNMENT AND SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing assignment of and security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations and all other amounts owing to each Secured Party under any Loan Documents and the termination or expiration of the Commitments, (b) be binding upon the Company and each Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Secured Parties and their


                                     - 12 -
                        MITCHELL FAMILY PLEDGE AGREEMENT
respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Bank may assign or otherwise transfer its rights and obligations under any Loan Document to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, all as provided in, and to the extent set forth in, the Loan Documents. Neither the Company nor any Pledgor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent. Upon the payment in full of the Obligations and termination of the commitments (exclusive of future, contingent or unliquidated amounts arising under indemnity agreements), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to each Pledgor. Upon any such termination, the Administrative Agent will, at each Pledgor's expense, execute and deliver to each Pledgor such documents as each Pledgor shall reasonably request to evidence such termination.

        12. NO NOTICES, ETC. No Secured Party shall be under any duty or obligation whatsoever (a) to make or give any presentments, demands for performances, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any Obligations or evidences of Obligations held by Secured Parties as Collateral, or in connection with any Obligation or evidences of Obligations which constitute in whole or in part the Obligations secured hereunder, or (b) to give the Company or any Pledgor notice of, or to exercise any subscription rights or privileges, any rights or privileges to exchange, convert or redeem or any other rights or privileges relating to or affecting any Collateral held by Secured Parties.

        13. DELIVERY OF COLLATERAL. Secured Parties may at any time cause the Administrative Agent to deliver the Collateral or any part thereof to Pledgors and the receipt of Pledgors shall be a complete and full acquittance for the Collateral so delivered, and Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

        14. PRIMARY OBLIGATION. The Company and each Pledgor acknowledges and agrees that each is directly and primarily liable to the Secured Parties with respect to its obligations under this Agreement, that its obligations under this Agreement are independent of Company's obligations under the Credit Agreement, and that a separate action or actions may be brought and prosecuted against the Company or any Pledgor to enforce this Agreement, whether or not action is brought against Company or any other Pledgor or whether or not the Company or any other Pledgor is joined in any such action or actions. The Company and each Pledgor acknowledges and agrees that any release which may be given by the Secured Parties to the Company or any other Pledgor shall not release the Company or any Pledgor from its obligations under this Agreement.

        15. WAIVERS. The obligations of the Company and each Pledgor under this Agreement shall not be affected, modified or impaired as a result of the occurrence from time to time of any of the following, whether or not with notice to or the consent of the Company or any Pledgor; (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations under any Loan Document; (b) the failure to give notice to the Company or any Pledgor of the occurrence of any default under the terms and provisions of any Loan Document; (c) the waiver of the payment, performance or observance of any of Company's Obligations under any Loan Document; (d) the taking or


                                     - 13 -
                        MITCHELL FAMILY PLEDGE AGREEMENT
omitting to take any actions referred to in any Loan Document; (e) any failure, omission or delay on the part of the Secured Parties to enforce, assert or exercise any right, power or remedy conferred in this Agreement, any Loan Document or any other indulgence or similar act on the part of the Secured Parties in compliance with applicable law; or (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling or assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect, Company or any of the assets of the Company, or any allegation of invalidity or contest of the validity of this Agreement in any such proceeding. The Company and each Pledgor waives any right to require any Secured Party to (a) proceed against any person, (b) proceed against or exhaust any Collateral, (c) pursue any other remedy in such Secured Party's power. The Company and each Pledgor hereby waives: (i) any and all rights to require the Secured Parties to prosecute or to seek to enforce any remedies against Company or any other party liable to the Secured Parties with respect to Company's obligations under any Loan Document or to otherwise mitigate the Company's or any Pledgor's obligations under this Agreement; (ii) any right to assert against the Secured Parties with respect to the Company's or Pledgor's obligations under this Agreement any defense (legal or equitable), set-off, counterclaim, or claim which Pledgors may now or at any time hereafter have against the Secured Parties, Company or any other party liable to the Secured Parties in any way or manner under any Loan Document; (iii) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document; and (iv) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of default in connection with any Loan Document, notice of acceptance of this Agreement and notice of the existence, creation or incurring of new or additional Obligations under any Loan Document, and all other notices or formalities to which Pledgors may be entitled with respect to any Loan Document.

        16. NO SUBROGATION. Each Pledgor hereby agrees that unless and until all Obligations (exclusive of future, contingent or unliquidated amounts arising under indemnity agreements) have been paid in full to the Secured Parties, it shall not have any rights of subrogation, reimbursement or contribution against Company arising as a result of the performance of this Agreement, and shall not seek to assert or enforce any such rights. Each Pledgor acknowledges that the exercise by the Secured Parties of certain rights and remedies contained in any Loan Document may affect or eliminate such Pledgor's right of subrogation, if any, against Company arising as a result of its performance of this Agreement and that such Pledgor may therefore incur a partially or totally nonreimbursable liability hereunder, and each Pledgor hereby agrees that the Secured Parties may in its sole discretion exercise any such right or remedy.


                                     - 14 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

        17. ATTORNEYS FEES.

        (a) The Company agrees to pay to each Secured Party the amount of any and all expenses, including expenses incurred by the Administrative Agent, and the reasonable fees and expenses of its counsel (including, without limitation, the allocated cost of in-house counsel) and of any experts, which such Secured Party may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of their Collateral;
(ii) the exercise or enforcement of any of the rights of any Secured Party hereunder; or (iii) the failure by the Company or any Pledgor to perform or observe any of the provisions hereof; provided that the payment of such sums shall be made to the Secured Parties solely through the application of proceeds in accordance with Section 9(a) hereof.

        (b) The Company agrees to indemnify and hold each Secured Party harmless from and against any taxes, liabilities, claims and damages, including attorney's fees and disbursements (including, without limitation, the allocated cost of in-house counsel), and other expenses incurred or arising by reason of the taking or the failure to take action by any Secured Party in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable with respect to the Collateral or in connection with any transaction contemplated by this Agreement and any and all costs, losses, liabilities, claims, damages or expenses incurred by any Secured Party arising out of any investigation, litigation or other proceeding related to this Agreement or any transaction contemplated hereby, except for the gross negligence and willful misconduct of such Secured Party provided, that such indemnification shall be made to the Secured Parties solely through the application of proceeds in accordance with
Section 9(a) hereof.

        (c) The obligations of the Company under this Section 17(a) shall survive the termination of this Agreement.

        18. FUTURE VOTING STOCK. If any shareholder converts any of its Class B Common Stock into Voting Stock, the Mitchell Family shall, within 30 days, in the aggregate, convert a sufficient number of its shares of Class B Common Stock into Voting Stock so as to hold not less than a majority of the Voting Stock pledged hereunder. The Pledgors represent and warrant that there are no restrictions on the Mitchell Family converting its Class B Common Stock into Voting Stock at any time, and covenant not to agree, directly or indirectly, to any such restrictions.

        19. MISCELLANEOUS.

        (a) Headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose.

        (b) No failure on the part of the Administrative Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Administrative Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.


                                     - 15 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

        (c) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Banks in order to carry out the intentions of the parties hereto as nearly as may be possible and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

        (d) The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

        (e) The agreements of the parties hereto are solely for the benefit of the Secured Parties, and no Person (other than the parties hereto and the Secured Parties) shall have any rights hereunder.

        (f) No amendment or waiver of any provision of this Agreement nor consent to any departure by the Company or any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, the Company and each Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

        (g) All notices, requests, demands, waivers or other communications to or upon the respective parties hereto shall be in writing delivered in person, by mail postage prepaid, by nationally recognized overnight courier or by telecopy and shall be deemed to have been duly given or made when received, if mailed or delivered by courier, or when personally delivered or transmitted by telecopy, addressed to the party to which such notice, request, demand, waiver or other communication is required or permitted to be given or made hereunder at, if to the Pledgors or the Company, the address for the Company set forth in
Schedule 10.2 to the Credit Agreement and if to the Administrative Agent, the address set forth for the Administrative Agent in the Credit Agreement, or such other address of which such party shall have notified in writing the party giving such notice.

        20. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

        21. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT


                                     - 16 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

        22. CONSENT TO AMENDMENT AND RESTATEMENT. The Pledgors hereby consent to the amendment and restatement of the Existing Credit Facility on the terms and conditions of the Credit Agreement and represent and warrant to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature under this Agreement, and that this Agreement is in full force and effect as to them after giving effect hereto and thereto.


                                     - 17 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

        IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                        CINEMARK USA, INC.

                                        By     /s/ JEFFREY S. STEDMAN
                                          ------------------------------------
                                        Name   Jeffrey S. Stedman
                                            ----------------------------------
                                        Title  Senior Vice President
                                             ---------------------------------


                                        PLEDGORS:
                                                /s/ LEE ROY MITCHELL
                                        --------------------------------------
                                                    LEE ROY MITCHELL

                                                /s/ TANDY MITCHELL
                                        --------------------------------------
                                           TANDY MITCHELL, SPOUSE OF LEE ROY
                                                        MITCHELL

                                           MITCHELL SPECIAL TRUST

                                           MITCHELL GRANDCHILDREN TRUST
                                           FOR CRYSTAL LEE ROBERTS

                                           MITCHELL GRANDCHILDREN TRUST
                                           FOR CASSIE ANN ROBERTS

                                           MITCHELL GRANDCHILDREN TRUST
                                           FOR LASEY MARIE LEE

                                           MITCHELL GRANDCHILDREN TRUST
                                           FOR ASHLEY ANN LEE

                                           MITCHELL GRANDCHILDREN TRUST
                                           FOR SKYLER KAYE MITCHELL

                                        By /s/ LEE ROY MITCHELL
                                          ------------------------------------
                                            Lee Roy Mitchell, Trustee

                                        By /s/ DON HART
                                          ------------------------------------
                                            Don Hart, Trustee


                                     - 18 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

AGREED TO:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as
ADMINISTRATIVE AGENT

By  /s/ DAVID PRICE
  -----------------------------
        David Price
        Vice President



                                     - 19 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

                                   SCHEDULE 1
                                       TO
                          SECOND AMENDED AND RESTATED
                        MITCHELL FAMILY PLEDGE AGREEMENT

        Attached to and forming a part of that certain Second Amended and Restated Mitchell Family Pledge Agreement dated as of February 12, 1998 made by the Company and the Pledgors named therein to Bank of America National Trust and Savings Association, as Administrative Agent

                                                     % OF TOTAL
                                                     OUTSTANDING
PLEDGORS                                    CERT.       CLASS           NO. OF SHARES       CAPITAL
                                             NO.                                             Stock
Lee Roy Mitchell                             38           A                 1,500            100.0%

Lee Roy Mitchell                             31           B                 3,854            2.164%

Mitchell Special Trust                       32           B                14,667            8.234%

Mitchell Grandchildren Trust                 33           B                   254             .143%
  for Crystal Lee Roberts

Mitchell Grandchildren Trust                 34           B                   254             .143%
  for Cassie Ann Roberts

Mitchell Grandchildren Trust                 35           B                   254             .143%
  for Lasey Marie Lee

Mitchell Grandchildren Trust                 36           B                   254             .143%
for Ashley Ann Lee

Mitchell Grandchildren Trust
for Skyler Kaye Mitchell                     37           B                   254             .143%

Lee Roy Mitchell                             43           B                73,833           41.447%


TOTAL CLASS A COMMON STOCK PLEDGED:                            1,500

TOTAL CLASS B COMMON STOCK PLEDGED:                           93,624


                                     - 1 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

                                   SCHEDULE 2
                                       TO
          SECOND AMENDED AND RESTATED MITCHELL FAMILY PLEDGE AGREEMENT

                          PLEDGE AGREEMENT SUPPLEMENT

        This Pledge Agreement Supplement, dated as of __________, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Second Amended and Restated Mitchell Family Pledge Agreement, dated as of February 12, 1998 (the "Pledge Agreement", the terms defined therein and not otherwise defined herein being used as therein defined), made by the Company and the Pledgors to Bank of America National Trust and Savings Association as Administrative Agent for its benefit and the benefit of the Secured Parties and that the shares listed on this Pledge Agreement Supplement shall be and become part of the Collateral referred to in the Pledge Agreement and shall secure all Obligations.

        The undersigned agrees that the securities listed below shall for all purposes constitute Collateral and shall be subject to the security interest created by the Pledge Agreement.

        The undersigned hereby certifies that the representations and warranties set forth in Section 3 of the Pledge Agreement are true and correct as to the Collateral listed herein on and as of the date hereof.

        [For new Pledgors only: The undersigned agrees to become a party to the Pledge Agreement as a Pledgor thereunder and agrees to be bound thereby as if a signatory thereto. The notice address for new Pledgors is set forth underneath the signature below.]

                                    [PLEDGOR)

                                    By
                                      ----------------------------------------
                                    Name
                                        --------------------------------------
                                    Title
                                         -------------------------------------
                                    Address (new Pledgors only):

            Class         Stock         Percentage                Number
Stock        of        Certificate          of          Par         of
Issuer      Stock          No(s).       Ownership      Value      Shares
------      -----      -----------      ----------     -----      ------



                                     - 1 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

                                   SCHEDULE 3
                                       TO
                          SECOND AMENDED AND RESTATED
                        MITCHELL FAMILY PLEDGE AGREEMENT

        Attached to and forming a part of that certain Second Amended and Restated Mitchell Family Pledge Agreement dated as of February 12, 1998 made by the Company and the Pledgors named therein to Bank of America National Trust and Savings Association, as Administrative Agent.

        1. Shareholders' Agreement dated March 12, 1996 among the Company, the Pledgor, Cypress Merchant Banking Partners, L.P. and Cypress Pictures Ltd.


                                     - 1 -
                        MITCHELL FAMILY PLEDGE AGREEMENT

                                   SCHEDULE 4
                                       TO
                          SECOND AMENDED AND RESTATED
                        MITCHELL FAMILY PLEDGE AGREEMENT

        Attached to and forming a part of that certain Second Amended and Restated Mitchell Family Pledge Agreement dated as of February 12, 1998 made by the Company and the Pledgors named therein to Bank of America National Trust and Savings Association, as Administrative Agent.


                                TRUST AGREEMENTS

1.       The Mitchell Special Trust

2.       The Mitchell Grandchildren's Trust for Crystal Lee Roberts

3.       The Mitchell Grandchildren's Trust for Cassie Ann Roberts

4.       The Mitchell Grandchildren's Trust for Lasey Marie Lee

5.       The Mitchell Grandchildren's Trust for Ashley Ann Lee

6.       The Mitchell Grandchildren's Trust for Skyler Kaye Mitchell


                                     - 1 -
                        MITCHELL FAMILY PLEDGE AGREEMENT